EXHIBIT 10.7


                             STOCK PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT, dated June 17, 1996, by and between CHAIM KATZMAN (the "Pledgor") and EQUITY ONE' INC. (the "Pledgee").

                              W I T N E S S E T H:

         WHEREAS, the Pledgor has executed and delivered a certain Promissory Note of even date (the "Note") evidencing the debt from the Pledgor to the Pledgee of $1,128,750.00,

         WHEREAS, as an inducement to the Pledgee to make the loan provided for in the Note, the Pledgor agreed to execute this agreement and, pursuant hereto, to pledge the Pledged Stock, as defined in this Agreement, as security for the prompt satisfaction of all of the loan `given by the Pledgee to the Pledgor (the "Obligations")- .

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties agree as follows:

         1. The term "Pledged Stock" shall mean the shares described in Schedule I hereto, together with all certificates, options, rights, or other distributions issued as an addition to, in substitution or in exchange for, or on account of any such shares, and all proceeds of all of the foregoing, now or hereafter owned or acquired by the Pledgor. The Pledgor may, at his sole option, provide other collateral to secure the payment of the Obligations, provided that such collateral, including any combination with any of the Pledged Stock remaining, is valued at no less than one hundred thirty percent (130%) of the Obligations due from the Pledgor to the Pledgee, and further provided that the Pledgor shall execute and deliver to the Pledgee such documents' and shall otherwise take such other action, as shall be required for the Pledgee to perfect its first priority security interest in the substitute collateral.

         2. (a) As security for the prompt satisfaction of the Obligations, the Pledgor hereby pledges to the Pledgee the Pledged Stock and grants the Pledgee a lien on and security interest therein.

            (b) If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any:

               (i) Stock certificate, including, but without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

              (ii) option, warrant, or right, whether as aN addition. to or in substitution or in exchange for any of the Pledged Stock, or otherwise;

              (iii) Dividend or distribution payable in property, including securities issued by other than the issuer of any of the Pledged Stock; or

              (iv) Dividends or distributions of any sort, then: the Pledgor shall accept the same as the Pledgee's agent, in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Stock.

            (c) At any time Pledgee, at its option, may have any or all of the Pledged Stock registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Pledgee's request, the Pledgor will cause the issuer of the Pledged Stock to effect such registration. If that shall be done prior to the occurrence of a default under the Note (an "Event of Default"), the Pledgor shall nevertheless retain all voting rights with respect to the Pledged Stock, and, for that purpose, the Pledgee shall execute and deliver to the Pledgor all necessary proxies. Immediately and without further notice, upon the occurrence of an Event of Default, whether or not the Pledged Stock shall have been registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have, with respect to the Pledged Stock, the right to exercise all Voting rights as to all shares issued by other than a borrower under the Note (a "Borrower"), and, as to all of the Pledged Stock, all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of The Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Stock, and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have not duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

            (d) Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive for its own use cash dividends on the Pledged Stock paid out of earned surplus. Upon the occurrence of an Event of Default, the Pledgee may require any such cash dividends to be delivered to the Pledgee as additional security hereunder or applied toward the satisfaction of the obligations.

            (e) Upon the occurrence of an Event of Default, the Pledgee shall provide notice of default to the Pledgor and the Pledgor shall have twenty-one
(21) days within which to cure any default specified in the notice. In the event the Event of Default is not cured within the applicable cure period, the Pledgor may, at his option, tender all or any portion of the Pledged Stock for payment, in full or in part, of the Obligations and the Pledgee shall credit the Pledgor for the value of the Pledged Stock tendered in payment hereof, Any Pledged Stock used in payment of the obligations shall be valued at (i) if the issuer's stock is listed and traded on a securities exchange, at the price per share equal to the average closing price over the 45 trading days preceding the date the Pledged Stock is tendered fox payment by the Pledgor, (ii) if the issuer's stock is not listed and traded on a securities exchange, the price per share equal to the price per share of a third-party, arms' length sale of stock of Equity One, Inc. during the six-month period immediately preceding the tender, or (iii) an appraiser acceptable to both parties. If the parties are unable to appoint or agree upon a mutually acceptable appraiser within ten (10) days after notice is given of the proposed tender, the matter shall be submitted to binding arbitration by the American Arbitration Association who shall appoint ONE (1) arbitrator pursuant to the Rules of Commercial Arbitration within seven (7) days after submission and said arbitrator shall determine the fair market value of the Pledged Stock tendered by utilizing a nationally recognized, reputable investment banking firm. The determination of fair market value must be completed within thirty (30) days after the appointment of an arbitrator and the arbitrator's findings shall be final. The proceedings shall take place in Miami, Florida in the English language and each party shall pay ONE-half (1/2) the cost of the proceedings and the appraisal. The Pledgor shall be permitted to tender the only the number of shares of the Pledged Stock required to pay to the Pledgee the amounts due under the Promissory Note and this Agreement .

            (f) The proceeds of any such disposition or other action by the Pledgee shall be applied as follows :

                (i) First, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

                (ii) Second, to the satisfaction of the Obligations;

                (iii) Third, to the payment of any other amounts required by applicable law; and

                (iv) Fourth, to the Pledgor to the extent of any surplus proceeds.

         3. The Pledgor represents and warrants that:

              (a) It has, and has duly exercised, all requisite power and authority to enter into this Agreement, to pledge the Pledged Stock for the purposes described in paragraph 2(a), and to carry out the transactions contemplated by this Agreement;

              (b) He is the legal and beneficial owner of all of the Pledged Stock;

              (c) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and nonassessable, and are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares of the proceeds thereof, except for that granted hereunder;

              (d) The execution and delivery of this Agreement, and the performance of its terms, will not result in any violation Of any provision of the Pledgor's certificate of incorporation or by laws, or violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation, applicable to the Pledgor or any of its property; and

              (e) Upon delivery of the Pledged Stock to the Pledgee or its agent, this Agreement shall create a valid first lien upon and perfected security interest in the Pledged stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

         4. (a) The Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, he will not:

                (i) Sell, convey, or otherwise dispose of any of the Pledged Stock or any interest therein, or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Stock or the proceeds thereof, other than that created hereby; or

                (ii) Consent to or approve the issuance of any additional shares of any class of capital stock in the issuer of the Pledged Stock; or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitment~ entitling any person to purchase or otherwise acquire any such shares,

              (b) The Pledgor warrants and will, at its own expense, defend the Pledgee's right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity.

         5. (a) If the Pledgee shall elect to exercise its right to sell or otherwise dispose of all or any part of the Pledged stock, and if, in the opinion of counsel for the Pledgee, it is necessary to have the Pledged Stock or that portion thereof to be sold registered under the provisions of the securities Act of 1933, as amended (the "Securities Act"), the Pledgor will use its best efforts to cause:

                (i) The issuer of the Pledged Stock, its directors and officers, to take all action necessary to register the Pledged Stock or that portion thereof to be disposed of under the provisions of the Securities Act, at the Pledgor's expense;

                (ii) The registration statement relating thereto to become effective and to remain so for not less than one year from the date of the first public offering of the Pledged Stock or that portion thereof so to be disposed of, and to make all amendments thereto and to the related prospectus which, in the opinion of the Pledgee or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                (iii) The issuer of the Pledged Stock to comply with the provisions of the "Blue Sky" law of any jurisdiction which the Pledgee shall designate; and

                (iv) The issuer or the Pledger stock to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section ll(a) of the Securities Act,

              (b) The Pledgor acknowledges that a breach of any of the covenants Contained in paragraph 5(a) above may cause irreparable injury to the Pledgee; that the Pledgee will have no adequate remedy at law with respect to such breach; and, as consequence, that the Pledgor's covenants in paragraph 5 (a) shall be specifically enforceable against the Pledgor; and the Pledgor hereby waives, to the extent such waiver is enforceable under law, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred.

         6. The Pledgor will promptly deliver to the Pledgee all written notices, and will promptly give the Pledgee written notice of any other notices, received by it with respect to Pledged Stock, and the Pledgee will promptly give like notice to the Pledgor of any such notices received by it or its nominee.

         7. The Pledgor shall at any time, and from time to time, upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Agreement, including, without limitation, delivering to the Pledgee upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Stock in form satisfactory to the Pledgee. Until receipt thereof/ this Agreement shall constitute the Pledgor's proxy to the Pledgee or its nominee to vote all shares of Pledged Stock (other than that issued by a Borrower) then registered in the Pledgor's name.

         8. Upon the satisfaction in full of all Obligations and the Satisfaction of all additional costs and expenses of the Pledgee as provided herein, this Agreement shall terminate and the Pledgee shall deliver to the Pledgor, at the Pledgor's expense, such of the Pledged Stock as shall not have been sold or otherwise applied pursuant to this Agreement.

         9. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to the Pledgor.

              (b) No course of dealing between the Pledgor and the

Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder or under the Loan Agreement shall operate as a waiver thereof, now shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

              (C) The rights and remedies provided herein and in the Loan Agreement and in all other agreements, instruments, and documents delivered pursuant to or in connection with the Loan Agreement, are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

              (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any Jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

         10. Any notice required or permitted by this Pledge Agreement shall be effective if given in accordance with the provisions of the Loan Agreement.

         11. This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

         12. This Agreement shall be construed in accordance with the substantive law of the State of Florida without regard to principles of conflicts of laws and is intended to take effect as an instrument under seal.

         13. THE PLEDGEE AND THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS ( WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLEDGE ENTERING INTO THIS AGREEMENT,

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                             PLEDGOR:
-----------------------------------

                                             /s/ CHAIM KATZMAN
-----------------------------------          ---------------------------------
                                             CHAIM KATZMAN

/s/ ILLEGIBLE                                PLEDGEE:
-----------------------------------
                                             EQUITY ONE, INC.

                                             By:
------------------------------------            ------------------------------





STATE OF FLORIDA )
                 : ss.
COUNTY OF DADE   )

         The foregoing instrument was acknowledged before me by CHAIM KATZMAN, on this _____day of ____________________, 1996, who is well known to me or who has produced _____________________ as identification and who did/did not take an oath,

                                             ----------------------------
                                             Notary Public:

My Commission Expires:

STATE OF FLORIDA )
                 : ss.
COUNTY OF DADE   )

         The foregoing instrument was acknowledged before me by ________________, as President and _________________, as Secretary of EQUITY
ONE, INC., a Maryland corporation, on this day of _______________, 1996, who are well-known to me or who have produced their ________________________as identification and who did/did not take an oath.

                                            -----------------------------
                                            Notary Public

My commission Expires:

                             CERTIFICATE       NO.
ISSUER                           NO.         .OF SHARES        SHAREHOLDER
------                       -----------     ----------        -----------

EQUITY ON, INC.               ________        ________         Chaim Katzman